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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 15, 2000
                                                --------------------------------

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

            1-3305                                    22-1109110
    ------------------------              ------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)

  One Merck Drive, PO Box 100, Whitehouse Station, NJ             08889-0100
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code        (908) 423-1000
                                                   -----------------------------
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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99(a)       Press release issued                                 Filed with
                         November 15, 2000 regarding                          this document
                         earnings guidance for fourth quarter

     Exhibit 99(b)       Remarks given by Raymond V. Gilmartin,               Filed with
                         Chairman, President and Chief Executive              this document
                         Officer of the Registrant, at The Credit Suisse
                         First Boston Annual Healthcare Conference



Item 9. Regulation FD Disclosure

Incorporated by reference is a press release issued by the Registrant on November 15, 2000, attached as Exhibit 99(a). Also incorporated by reference are remarks given by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant, at The Credit Suisse First Boston Annual Healthcare Conference, attached as Exhibit 99(b).




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             MERCK & CO., Inc.




Date: November 15, 2000                      By: /s/ Debra A. Bollwage
                                                ------------------------------
                                                  DEBRA A. BOLLWAGE
                                                  Assistant Secretary
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                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

 99(a) Press release issued November 15, 2000 regarding earnings guidance for fourth quarter

 99(b)            Remarks given by Raymond V. Gilmartin, Chairman, President and
                  Chief Executive Officer of the Registrant, at The Credit
                  Suisse First Boston Annual Healthcare Conference